REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Quantum Nexis, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Niyama Healthcare, Inc. (the Company) as of December 31, 2024, and 2023, and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for each of the years in the two-year period ended December 31, 2024, and the related notes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and 2023, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which it relates.

We determined that there are no critical audit matters.

/s/ KPSN & Associates LLP

We have served as the Company's auditor since 2025.

Chennai, India.

August 28, 2025

NIYAMA HEALTHCARE, INC
Consolidated Balance Sheets

		As at December 31, 2024		As at December 31, 2023
Assets				
`				
Current assets				
Cash and cash equivalents	$	65	$	11,347
Accounts receivable		867		1,659
Contract Asset/ Unbilled Revenue		-		-
Other current assets		20,998		11,318
Total current assets		**21,930**		**24,324**
Property and equipment, net		-		-
Investment in Subsidiary				-
Intangible assets, net		4,59,366		2,32,328
Goodwill		-		-
Due from affiliates		-		-
Total assets	**$**	**4,81,296**	**$**	**2,56,652**
Liabilities and stockholders' equity				
Current liabilities				
Accounts payable	$	56,370	$	43,904
Warrants Liability		-		-
Payroll protection program loan				
Short term borrowing		4,43,240		2,05,734
Other current liabilities		8,968		3,839
Total current liabilities		**5,08,578**		**2,53,477**
Long-term liabilities				
Contingent Consideration		-		-
Convertible Notes		-		-
Total current and long-term liabilities		**5,08,578**		**2,53,477**
Stockholders' equity				
Preferred stock, nil				
Common stock, Issued and outstanding as of Dec 31, 2024 and Dec 31, 2023 is 1,000,000 shares at par value $ 0.001 per share		1,217		1,217
Additional paid-in capital		-		-
Accumulated other comprehensive income (loss)				
Retained earnings		(28,499)		1,958
Total stockholders' equity		**(27,282)**		**3,175**
Total liabilities and stockholders' equity	**$**	**4,81,296**	**$**	**2,56,652**

For NIYAMA DIGITAL HEALTHCARE, INC

Meenakshi Sundaram
Director
Date: August 28, 2025

Karthik Ramakrishnan
Director
Date: August 28, 2025

NIYAMA HEALTHCARE, INC
Consolidated Statements of Operations

	Year ended December 31, 2024	Year ended December 31, 2023
Net revenue	$ 2,641	$ 1,950
Cost of revenue (exclusive of depreciation and amortization shown separately below)	30,312	-
Operating expenses		
Bad debt expense	-	-
Research and development expenses	-	-
Sales and marketing	-	-
General and administrative	9,478	8,783
Depreciation and amortization	-	-
Impairment expense	-	-
Total operating expenses	**9,478**	**8,783**
Income from Operation (loss)	**(37,149)**	**(6,833)**
Other income (PPP loan forgiveness)	-	-
Gain on revaluation	-	-
Interest expense	-	-
Total other income / (expenses)		
Income (loss) before income taxes	**(37,149)**	**(6,833)**
Federal income tax	-	-
Provision for income taxes	-	-
Deferred income tax	-	
Total income tax (expense) / benefit	-	-
Net income (loss)	**$ (37,149)**	**$ (6,833)**
Net income per common share—basic	**$ (0.04)**	**$ (0.01)**
Net income per common share—diluted	**$ (0.04)**	**$ (0.01)**
Weighted average shares outstanding used in per common share computations:		
Basic	10,00,000	10,00,000
Diluted	10,00,000	10,00,000

For NIYAMA DIGITAL HEALTHCARE, INC

Meenakshi Sundaram
Director
Date: August 28, 2025

Karthik Ramakrishnan
Director
Date: August 28, 2025

NIYAMA HEALTHCARE, INC
Consolidated Statements of Changes in Stockholders' Equity (Deficit)

	Common Stock		Additional Paid in Capital	Retained Earnings	Total Stockholders' Equity/(Deficit)
	Shares	Amount			
Balance as at December 31, 2022	10,00,000	$ 1,217	$ -	$ 8,630	**$ 9,847**
Issuance of Common Stock	-	-	-	-	-
Net Loss	-	-	-	(6,833)	**(6,833)**
Foreign Currency Transfer Reserve	-	-	-	161	**161**
Balance as at December 31, 2023	**10,00,000**	**$ 1,217**	**$ -**	**$ 1,958**	**$ 3,175**
Issuance of Common Stock	-	-	-	-	-
Net Income	-	-	-	(37,149)	**(37,149)**
Foreign Currency Transfer Reserve	-	-	-	6,692	**6,692**
Balance as at December 31, 2024	**10,00,000**	**$ 1,217**	**$ -**	**$ (28,499)**	**$ (27,282)**

For NIYAMA DIGITAL HEALTHCARE, INC

V. Meenakshi Sundaram

Meenakshi Sundaram
Director
Date: August 28, 2025

Karthik Ramakrishnan
Director
Date: August 28, 2025

NIYAMA HEALTHCARE, INC
Consolidated Statements of Cash Flows

		Year ended December 31, 2024
Cash flows from operating activities		
Net income / (loss)	$	(37,149)
Adjustment to reconcile net income / (loss) to net cash provided by (used in) operating activities		
Net unrealised exchange (gain)/ loss		6,692
Depreciation and amortization		-
Bad Debts expenses		-
Other income		
Changes in operating assets and liabilities:		
(Increase) / decrease in:		
Accounts receivable		792
Other current assets		(9,680)
Due from related party		-
Increase / (decrease) in:		
Accounts payable and accrued expenses		12,466
Other current liabilities		5,129
Payment of lease liability		
Net cash provided by / (used in) operating activities		**(21,750)**
Cash flows from investing activities		
(Purchase) / sale of property and equipment		-
(Increase) / decrease in intangible assets		(2,27,037)
Investment in subsidiary		
Net cash provided by / (used in) investing activities		**(2,27,037)**
Cash flows from financing activities		
Short-term debt		2,37,506
ESOP Exercised		
Cash collected on ISO/NSO		
Increase / (decrease) in short term borrowing		
Proceeds from equity issuance		
Repurchases of common stock		
Increase in paycheck protection program loan		
Net cash provided by / (used in) financing activities		**2,37,506**
Net increase / (decrease) in cash and cash equivalents		(11,281)
Cash and cash equivalents		
Cash and cash equivalents at the beginning of the period		11,347
Cash and cash equivalents at the end of the period	**$**	**65**

For NIYAMA DIGITAL HEALTHCARE, INC

Meenakshi Sundaram
Director
Date: August 28, 2025

Karthik Ramakrishnan
Director
Date: August 28, 2025

NIYAMA HEALTHCARE, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1 Organization and Basis of Preparation

Niyama Healthcare, Inc. ("the Company") was incorporated in 2021 and is engaged in developing and delivering a comprehensive digital mental health platform. The Company provides an integrative and personalized approach to mental wellness by combining psychiatry, psychotherapy, Ayurveda, and medical yoga practices. Niyama Healthcare operates as a health-tech company focused on leveraging technology to improve access to mental healthcare across the Asia-Pacific region.

2 Summary of Significant Accounting Policies

2.1 Basis of Preparation

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") as issued by the Financial Accounting Standards Board ("FASB") and in conformity with the regulations of the U.S. Securities and Exchange Commission ("SEC").

The consolidated financial statements comprise the financial statements of Niyama Healthcare, Inc. ("the Company" or "the Parent") and its subsidiary (together referred to as "the Group"). All intercompany balances, transactions, income, and expenses are eliminated in full on consolidation.

The consolidated financial statements are presented in United States Dollars (USD), which is the reporting currency. Assets and liabilities denominated in foreign currencies are translated into USD at exchange rates prevailing at the balance sheet date, while revenues and expenses are translated at average exchange rates for the reporting period.

The financial statements have been prepared on the accrual basis of accounting, under the historical cost convention, except for certain financial instruments and other items that are required to be measured at fair value under U.S. GAAP.

2.2 Use of Estimates (ASC 275)

The preparation of financial statements in conformity with U.S. GAAP requires the management to make estimates and assumptions that affect the reported amount of assets, liabilities, disclosure of contingent liabilities as at the date of the financial statements and revenue and expenses during the reporting period. Management believes that these estimates and assumptions are reasonable and prudent. Appropriate changes in estimates are made as the Management becomes aware of changes in circumstances surrounding the estimates. However, actual results could differ from assumptions and estimates. Difference between the actual results and estimates are recognized in the period in which the results are known / materialized.

2.3 Revenue Recognition (ASC 606)

Revenue from operations consists primarily of fees from the sale of services, which are recognized over the period in which the services are provided in accordance with the contractual terms with customers. Service revenues include license fees, software maintenance fees, operational support fees, and other ancillary services related to software development.

Revenue is recognized when (or as) the underlying performance obligations are satisfied, generally as services are rendered, and is measured at the transaction price allocated to each distinct performance obligation.

In preparing the consolidated financial statements, revenues, expenses, and balances arising from intra-group transactions are eliminated in full.

2.4 Taxes on Income (ASC 740)

Current income tax expense is recognized based on taxable income for the period, determined in accordance with applicable tax laws and regulations. Deferred income taxes are recognized for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, using enacted tax rates expected to apply when such differences reverse. Deferred tax assets are recognized to the extent that it is more likely than not that the related tax benefits will be realized; a valuation allowance is established for any portion of deferred tax assets that is not expected to be realized.

2.5 Provisions and Contingencies (ASC 450)

The Company recognizes a provision when it has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of economic resources will be required to settle the obligation, and a reliable estimate of the amount can be made. Provisions are recorded for all identified obligations meeting these criteria and are reviewed at each reporting date.

Contingent liabilities are disclosed in the notes to the financial statements when there is at least a reasonable possibility that a loss may have been incurred but the amount cannot be reasonably estimated or the obligation is not probable. Contingent assets are not recognized in the financial statements and are disclosed only when realization is considered probable.

2.6 Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and balances with banks. Cash equivalents consist of short-term, highly liquid investments that are readily convertible to known amounts of cash and are subject to an insignificant risk of changes in value, generally with original maturities of three months or less at the date of purchase.

2.7 Accounts Receivable

Accounts receivable represent amounts due from customers for services rendered in the ordinary course of business. Receivables are stated at invoiced amounts less allowance for doubtful accounts. The allowance is established based on management's assessment of credit risk, customer history, aging analysis, and current economic conditions. The Company writes off receivables when they are determined to be uncollectible.

2.8 Earnings Per Share (ASC 260)

The earnings per share ("EPS") disclosed in these consolidated financial statements are computed based on the weighted-average number of equity shares of the Parent outstanding during the period. Basic EPS is calculated by dividing profit or loss attributable to the Parent's equity shareholders by the weighted-average number of equity shares outstanding. Diluted EPS reflects the impact of potential equity shares, if any, that could dilute basic earnings per share.

2.9 Property, Plant and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. The Company provides for depreciation using the straight-line method over the estimated useful lives of the assets, which range from three to five years, except leasehold improvements, which are being amortized over the shorter of its useful life or the lease term. Major repairs and replacements, which extend the useful lives of equipment, are capitalized and depreciated over the estimated useful lives of the property. All other maintenance and repairs are expensed as incurred.

2.10 Depreciation and Amortization

Depreciation is provided on a straight-line basis over the estimated useful lives of the assets, consistent with the guidance under ASC 360. The estimated useful lives and residual values of PPE are reviewed periodically, and adjustments are made when necessary to reflect changes in expected usage, technological developments, or other factors.

Amortization of intangible assets is recognized on a straight-line basis over their estimated useful lives, which are determined by management based on the expected period of economic benefit.

2.11 Impairment of Assets

The Company evaluates the carrying value of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, in accordance with ASC 360. Recoverability is assessed by comparing the carrying value of the asset group to the estimated undiscounted future cash flows expected to result from its use and eventual disposition.

If the carrying value exceeds the undiscounted cash flows, the asset is written down to fair value, which is generally determined using discounted cash flows or other valuation techniques. Impairment losses are recognized in the period in which the impairment is identified. Reversals of previously recognized impairment losses are not permitted under U.S. GAAP.

2.12 Borrowings (ASC 470)

Borrowings are recognized initially at the fair value of the consideration received, net of directly attributable transaction costs. After initial recognition, borrowings are subsequently measured at amortized cost using the effective interest method. Interest expense is recognized in the Statement of Operations as incurred, in accordance with ASC 470, Debt.

NIYAMA HEALTHCARE, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2.13 Share Capital and Reserves (ASC 505)

Common stock is recorded at par value, with amounts received in excess of par value reflected in additional paid-in capital. Costs directly attributable to the issuance of equity instruments are deducted from additional paid-in capital, net of any related income tax benefit. Retained earnings represent cumulative net income, reduced by dividends declared. Other reserves include amounts recorded in accumulated other comprehensive income (loss), consistent with ASC 505, Equity.

2.14 Related Party Transactions (ASC 850)

Transactions with related parties are conducted at arm's length and in the ordinary course of business. In preparing the consolidated financial statements, all transactions and balances between the Parent and its wholly owned subsidiary are eliminated in full.

2.15 Commitments and Contingencies (ASC 440 & ASC 450)

The Company is subject to various contractual commitments and contingencies arising in the normal course of business. Liabilities for loss contingencies are recognized when it is probable that a loss has been incurred and the amount can be reasonably estimated, in accordance with ASC 450, Contingencies. Commitments and contingent liabilities that do not meet these recognition criteria are disclosed in the notes to the financial statements in accordance with ASC 440, Commitments.

2.16 Subsequent Events (ASC 855)

The Company evaluates subsequent events that occur after the balance sheet date but before the financial statements are issued. Recognized subsequent events are reflected in the financial statements, while non-recognized but material subsequent events are disclosed in the notes to the financial statements, in accordance with ASC 855, Subsequent Events.

2.17 Foreign Currency Translation (ASC 830)

Transactions in foreign currencies are initially recorded in INR at the rates of exchange prevailing on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated into INR at the exchange rates prevailing at the reporting date, and exchange differences are recognized in profit or loss.

2.18 Fair Value Measurement (ASC 820)

Certain financial instruments are measured at fair value on a recurring basis. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the measurement date. The Company uses a three-level hierarchy for inputs to valuation techniques: Level 1 (quoted prices), Level 2 (observable inputs), and Level 3 (unobservable inputs).

2.19 Leases (ASC 842)

At the commencement date of a lease, the Company determines whether the arrangement is classified as an operating or finance lease in accordance with ASC 842, Leases. For operating leases, a right-of-use ("ROU") asset and a corresponding lease liability are recognized on the balance sheet, measured at the present value of lease payments over the lease term.

Lease expense for operating leases is recognized on a straight-line basis over the lease term, unless another systematic basis is more representative of the pattern in which the economic benefits are consumed. Variable lease payments are recognized in the period in which the obligation is incurred.

2.20 Recently Issued Accounting Standards

The Company evaluates the impact of new accounting standards issued by the FASB. As of the reporting date, no recently issued accounting pronouncements are expected to have a material impact on the Company's financial statements.

For NIYAMA DIGITAL HEALTHCARE, INC

Meenakshi Sundaram	**Karthik Ramakrishnan**
Director	Director
Date: August 28, 2025	**Date: August 28, 2025**